Class A:    GSPAX    Class C:    GSPQX     Institutional:    GSPKX    Investor (formerly Class IR):    GVIRX    Class R6:    GIDWX Class T: GSPEX

Before you invest, you may want to review the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/mutualfunds. You can also get this information at no cost by calling 800-621-2550 for Institutional and Class R6 shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 30, 2018, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to maximize income and total return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A or Class T Shares if you invest at least $50,000 or $250,000, respectively, in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 43 and “Shareholder Guide—Common Questions Applicable to the Purchase of Class T Shares” beginning on page 47 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 78 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-129 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Institutional	Investor	Class R6	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Institutional		Investor		Class R6		Class T
Management Fees	0.69%		0.69%		0.69%		0.69%		0.69%		0.69%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%		None		None		None		0.25%
Other Expenses[2]	0.21%		0.46%		0.07%		0.21%		0.06%		0.21%
Service Fees	No	ne	0.2	5%	No	ne	No	ne	No	ne	No	ne
All Other Expenses	0.2	1%	0.2	1%	0.0	7%	0.2	1%	0.0	6%	0.2	1%
Total Annual Fund Operating Expenses	1.15%		1.90%		0.76%		0.90%		0.75%		1.15%
Fee Waiver and Expense Limitation[3]	(0.03)%		(0.03)%		(0.02)%		(0.03)%		(0.02)%		(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.12%		1.87%		0.74%		0.87%		0.73%		1.12%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The “Other Expenses” for Class A, Class C and Investor Shares have been restated and the “Other Expenses” for Class R6 and Class T Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.

[3]	The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class T Shares of the Fund. These arrangements will remain in effect through at least April 30, 2019, and prior to such date, the Investment Adviser and Goldman Sachs (as applicable) may not terminate the arrangements without the approval of the Board of Trustees.

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EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor, Class R6 and/or Class T Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor, Class R6 and/or Class T Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$658	$893	$1,146	$1,870
Class C Shares
— Assuming complete redemption at end of period	$290	$595	$1,025	$2,222
— Assuming no redemption	$190	$595	$1,025	$2,222
Institutional Shares	$76	$241	$421	$943
Investor Shares	$89	$285	$497	$1,107
Class R6 Shares	$75	$238	$416	$931
Class T Shares	$362	$604	$865	$1,612

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2017 was 34% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in dividend-paying equity investments in large-cap U.S. issuers with public stock market capitalizations within the range of the market capitalization of the S&P 500® Index at the time of investment. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the S&P 500® Index. The Fund invests primarily in a diversified portfolio of common stocks of large-cap U.S. issuers represented in the S&P 500® Index.

The Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments. The Fund may invest in stocks other than those generated by the Investment Adviser’s proprietary models, at the discretion of the Investment Adviser. In addition, the Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Investment Adviser’s proprietary research.

The Fund seeks to generate additional cash flow and may reduce volatility by the sale of call options on the S&P 500® Index or other national or regional stock market indices (or related exchange-traded funds (“ETFs”)).

The Fund expects that, under normal circumstances, it will sell call options in an amount that is between 20% and 75% of the value of the Fund’s portfolio. As the seller of the call options, the Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Fund as the seller of the call option.

During periods in which the U.S. equity markets are generally unchanged or falling, or in a modestly rising market where the income from premiums exceeds the aggregate appreciation of the underlying index over its exercise price, a diversified portfolio receiving premiums from its call option writing strategy may outperform the same portfolio without such an options strategy. However, in rising markets where the aggregate appreciation of the underlying index over its exercise price exceeds the income from premiums, a portfolio with a call writing strategy could significantly underperform the same portfolio without the options.

The Fund uses a tax-advantaged style and seeks to balance investment and tax considerations, primarily by seeking to avoid or minimize any net short-term capital gains.

The Fund’s investments in fixed income securities are limited to cash equivalents.

The Fund’s primary benchmark index is the S&P 500® Index and the Fund’s secondary benchmark is the Bloomberg Barclays U.S. Aggregate Bond Index.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs a “quantitative” style, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the

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Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Option Writing Risk. Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash (the premium) at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. Furthermore, the Fund’s call option writing strategies may not fully protect it against market declines because the Fund will continue to bear the risk of a decline in the value of its portfolio securities. In a sharply-falling equity market, the Fund will likely also experience sharp declines in its NAV.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tax-Managed Investment Risk. Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the Fund may be lower than the performance of similar funds that are not tax-managed. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. A high percentage of the Fund’s NAV may consist of unrealized capital gains, which represent a potential future tax liability to shareholders.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class T Shares compare to those of broad-based securities market indices. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

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AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2017	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 8/31/05)
Returns Before Taxes	8.47%	11.43%	6.72%	7.01%
Returns After Taxes on Distributions	6.56%	9.85%	5.65%	5.94%
Returns After Taxes on Distributions and Sale of Fund Shares	5.48%	8.77%	5.21%	5.54%
S&P 500® Index (reflects no deduction for fees or expenses)	21.83%	15.78%	8.49%	8.83%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)*	3.54%	2.10%	4.00%	4.12%
Class C Shares (Inception 8/31/05)
Returns Before Taxes	12.94%	11.86%	6.52%	6.69%
S&P 500® Index (reflects no deduction for fees or expenses)	21.83%	15.78%	8.49%	8.83%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)*	3.54%	2.10%	4.00%	4.12%
Institutional Shares (Inception 8/31/05)
Returns Before Taxes	15.31%	13.15%	7.74%	7.92%
S&P 500® Index (reflects no deduction for fees or expenses)	21.83%	15.78%	8.49%	8.83%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)*	3.54%	2.10%	4.00%	4.12%
Investor Shares (Inception 8/31/10)
Returns Before Taxes	15.18%	12.99%	N/A	13.39%
S&P 500® Index (reflects no deduction for fees or expenses)	21.83%	15.78%	N/A	16.00%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)*	3.54%	2.10%	N/A	2.88%
Class R6 Shares (Inception 4/30/18)**
Returns Before Taxes	15.31%	13.15%	7.74%	7.92%
S&P 500® Index (reflects no deduction for fees or expenses)	21.83%	15.78%	8.49%	8.83%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)*	3.54%	2.10%	4.00%	4.12%
Class T Shares (Inception 4/28/17)***
Returns Before Taxes	8.47%	11.43%	6.72%	7.01%
S&P 500® Index (reflects no deduction for fees or expenses)	21.83%	15.78%	8.49%	8.83%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)*	3.54%	2.10%	4.00%	4.12%

*	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of bond prices. Maximizing income is part of the Fund’s investment objective, and therefore the Investment Adviser believes that a comparison of the Fund’s performance to that of this index is useful to investors.

**	Class R6 Shares commenced operations on April 30, 2018. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares, including since inception performance as of Institutional Shares’ inception date. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.

***	As of the date of the Prospectus, Class T Shares have not commenced operations. Performance of the Class T Shares shown in the table above is that of Class A Shares. Performance has not been adjusted to reflect the lower maximum sales charge (load) imposed on purchases of Class T Shares. Class T Shares would have had higher returns because: (i) Class A Shares and Class T Shares represent interests in the same portfolio of securities; and (ii) Class T Shares impose a lower maximum sales charge (load) on purchases.

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor, Class R6 and Class T Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Gary Chropuvka, CFA, Managing Director, Co-Head of Quantitative Investment Strategies, has managed the Fund since 2013; Monali Vora, CFA, Managing Director, has managed the Fund since 2010; and Aron Kershner, Vice President, has managed the Fund since 2015.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R6 or Class T Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R6 or Class T shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

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